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Citi Trends, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2017

Citi Trends, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51315	52-2150697
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

104 Coleman Boulevard, Savannah, Georgia	31408
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (912) 236-1561

Former name or former address, if changed since last report: Not applicable

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 20, 2017, Jason T. Mazzola resigned from his position as President and Chief Executive Officer (“CEO”) of Citi Trends, Inc. (the “Company”) to pursue another opportunity.  On March 21, 2017, the Company’s board of directors (the “Board”) appointed Bruce D. Smith, the Company’s current Chief Financial Officer (“CFO”), Chief Operating Officer (“COO”) and Secretary, to serve as the Acting Chief Executive Officer (“Acting CEO”), effective March 23, 2017.  Mr. Smith will maintain his CFO, COO and Secretary titles, and the Company will conduct a search for a permanent CEO.  Mr. Smith, age 58, has served as the Company’s CFO, COO and Secretary since March 2015.  Prior to that role, he served as the Company’s Executive Vice President and CFO from March 2010 to March 2015, and Senior Vice President and CFO from April 2007 to March 2010.

In connection with his promotion to Acting CEO, Mr. Smith will receive a base salary of $500,000 per year, and will be eligible to earn an annual cash incentive with a target value equal to 100% of his base salary.  The annual incentive will be earned based on achievement of pre-established performance goals, which include the attainment of earnings targets for the Company, with the potential to earn up to 200% of the target amount, to the extent the performance goals are achieved at maximum levels.  The annual incentive will be prorated to reflect the portion of the Company’s fiscal year that Mr. Smith serves as Acting CEO.  In addition and in connection with his promotion, on March 23, 2017, Mr. Smith was granted an award of 7,500 shares of restricted stock, which shares will vest in three equal annual installments on each of the first three anniversaries of the grant date, subject to Mr. Smith’s continued employment with the Company.  Mr. Smith will continue to be eligible to participate in the Company’s other incentive, retirement and welfare benefit plans available to other senior officers of the Company.  Mr. Smith will also continue to be subject to his existing Employment Non-Compete, Non-Solicit and Confidentiality Agreement and Severance Agreement, each of which he entered into with the Company on May 1, 2013.  These agreements were filed as Exhibits 10.1 and 10.5, respectively, to the Company’s quarterly Report on Form 10-Q for the quarter ended August 3, 2013.

In order to assist Mr. Smith in his transition to Acting CEO and to provide for the orderly succession of senior management responsibilities, the Board also appointed R. Edward Anderson, the Board’s current non-executive Chairman, to serve as Executive Chairman of the Board, effective March 23, 2017.  While serving as Executive Chairman, Mr. Anderson will receive a base salary of $350,000 per year, and will be eligible to earn an annual cash incentive with a target value equal to 100% of his base salary.  The annual incentive will be earned based on achievement of pre-established performance goals, which include the attainment of earnings targets for the Company, with the potential to earn up to 200% of the target amount, to the extent the performance goals are achieved at maximum levels.  The annual incentive will be prorated to reflect the portion of the Company’s fiscal year that Mr. Anderson serves as Executive Chairman.

In connection with his resignation as President and Chief Executive Officer, Mr. Mazzola also resigned his position as a director of the Company on March 21, 2017.  His resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Following Mr. Mazzola’s resignation, on March 21, 2017, the Board reduced the size of the Board from seven to six members.

On March 23, 2017, the Company issued a press release announcing Mr. Mazzola’s resignation and the appointment of Mr. Smith and Mr. Anderson to their new positions, which press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated March 23, 2017

Important Additional Information

Citi Trends, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Citi Trends stockholders in connection with the matters to be considered at Citi Trends’ 2017 Annual Meeting. Citi Trends intends to file a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) in connection with any such solicitation of proxies from Citi Trends stockholders. INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with Citi Trends’ 2017 Annual Meeting. Information regarding the direct and indirect beneficial ownership of Citi Trends’ directors and executive officers in Citi Trends securities is included in their SEC filings on Forms 3, 4 and 5, and additional information can also be found in Citi Trends’ Annual Report on Form 10-K for the year ended January 30, 2016, filed with the SEC on April 13, 2016 and its Quarterly Reports on Form 10-Q for the first three quarters of the fiscal year ended January 28, 2017 filed on May 31, 2016, August 29, 2016 and December 5, 2016, respectively. Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by Citi Trends with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of our corporate website at www.cititrends.com.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CITI TRENDS, INC.

Date: March 23, 2017
	By:	/s/ Bruce D. Smith
	Name:	Bruce D. Smith
	Title:	Acting Chief Executive Officer, Chief Financial Officer and Chief Operating Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated March 23, 2017

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Exhibit 99.1

CITI TRENDS, INC. ANNOUNCES EXECUTIVE TRANSITION

Names Bruce Smith Acting CEO

Appoints Ed Anderson as Executive Chairman

SAVANNAH, GA (March 23, 2017) — Citi Trends, Inc. (“Citi Trends” or the “Company”) (NASDAQ:CTRN) today announced that its Board of Directors (the “Board”) has appointed Bruce Smith, the Company’s Chief Operating Officer and Chief Financial Officer, as Acting Chief Executive Officer, and Ed Anderson, as Executive Chairman, effective immediately.  Jason Mazzola has resigned as CEO and a director of the Company to pursue another opportunity.

The Board has commenced a formal search process to identify a permanent CEO. Although the timing of the completion of this process cannot be determined with certainty, the Board’s objective is to make an appointment as soon as practical while allowing time for a thorough search. Mr. Smith, who will continue to serve as COO and CFO during the search process, has had a broad role with the Company’s management team during his tenure and will work closely with Mr. Anderson to manage Citi Trends’ operations and advance the Company’s long-term business strategy.

“I look forward to working closely with Bruce, who has demonstrated an important range of skills and insights during his 10 years with the Company, and the rest of the leadership team to create immediate and lasting value for our stockholders, customers and employees,” said Mr. Anderson.  “We have begun a search for a permanent CEO, and will, of course, strongly consider Bruce for this role given his qualifications and excellent service to the Company over the years.  Citi Trends’ future is bright and everyone within the organization remains focused on delivering outstanding product that excites our customer, fuels loyalty and drives sales.” Mr. Anderson continued, “We appreciate Jason’s contributions to the Company during his tenure and wish him well in his future endeavors.”

“Having worked alongside Ed for many years, in addition to having developed our strategic plan with Jason and the management team, I believe we are well positioned to capitalize on the many opportunities that lie ahead,” said Mr. Smith.

John Lupo, lead independent director, stated, “Ed is a proven leader who has made significant contributions to Citi Trends during his more than 15 years with the Company.  His intimate knowledge of the Company and our industry make him ideally suited to work with Bruce, a talented executive with significant expertise.   I am confident they will continue to advance our strategic priorities put in place to drive sustained growth and profitability, which the Board would expect to be reflected in the market valuation of our stock and the delivery of solid returns to our shareholders. With this strong foundation in place, the Board is committed to Citi Trends’ long-term business strategy and confident in management’s ability to execute during this transition and beyond.”

Mr. Smith has been the CFO of Citi Trends since April 2007 and has served as its Chief Operating Officer since March 2015. He brings more than 35 years of experience in strategic and financial management and operations. Prior to joining Citi Trends, Mr. Smith served as CFO and Executive Vice President of Hancock Fabrics Inc., a specialty retailer of crafts and fabrics. Prior to that, he served as CFO and Executive Vice President of discount retailer, Fred’s Inc. Mr. Smith is a Certified Public Accountant.

Mr. Anderson has served as a Citi Trends director since 2001 and as Chairman of the Board since May 2006, including holding the Executive Chairman title on three occasions. He served as CEO of the Company from 2001 to April 2009 and returned to that position from January 2012 to March 2015. From 1997 to 2001, Mr. Anderson was Chief Financial Officer of Variety Wholesalers, Inc., an operator of discount stores. Prior to 1997, Mr. Anderson served as Chairman, President and Chief Executive Officer of Rose’s Stores, Inc., a discount retailer.

As the leadership transitions, the Board has reduced the size of its Board of Directors to six members, from seven members, effective immediately.

About Citi Trends

Citi Trends, Inc. is a value-priced retailer of urban fashion apparel and accessories for the entire family. The Company operates 538 stores located in 31 states. Citi Trends’ website address is www.cititrends.com.  CTRN-G

Forward-Looking Statements

All statements other than historical facts contained in this news release, including statements regarding our future financial results and position, business policy and plans and objectives of management for future operations, are forward-looking statements that are subject to material risks and uncertainties. The words “believe,” “may,” “could,” “plans,” “estimate,” “continue,” “anticipate,” “intend,” “expect” and similar expressions, as they relate to Citi Trends, are intended to identify forward-looking statements. Investors are cautioned that any such forward-looking statements are not guarantees of future performance or results and are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Actual results or developments may differ materially from those included in the forward-looking statements as a result of various factors which are discussed in Citi Trends filings with the Securities and Exchange Commission. These risks and uncertainties include, but are not limited to, uncertainties relating to economic conditions, growth risks, consumer spending patterns, competition within the industry, competition in our markets, the ability to anticipate and respond to fashion trends and the outcome of our current proxy fight and any other actions of activist stockholders. Any forward-looking statements by the Company are intended to speak only as of the date such statements are made. Except as required by applicable law, including the securities laws of the United States and the rules and regulations of the Securities and Exchange Commission, Citi Trends does not undertake to publicly update any forward-looking statements in this news release or with respect to matters described herein, whether as a result of any new information, future events or otherwise.

Important Additional Information

Citi Trends, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from Citi Trends stockholders in connection with the matters to be considered at Citi Trends’ 2017 Annual Meeting. Citi Trends intends to file a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) in connection with any such solicitation of proxies from Citi Trends stockholders. INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT

INFORMATION. Detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with Citi Trends’ 2017 Annual Meeting. Information regarding the direct and indirect beneficial ownership of Citi Trends’ directors and executive officers in Citi Trends securities is included in their SEC filings on Forms 3, 4 and 5, and additional information can also be found in Citi Trends’ Annual Report on Form 10-K for the year ended January 30, 2016, filed with the SEC on April 13, 2016 and its Quarterly Reports on Form 10-Q for the first three quarters of the fiscal year ended January 28, 2017 filed on May 31, 2016, August 29, 2016 and December 5, 2016, respectively. Stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by Citi Trends with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of our corporate website at www.cititrends.com.

Media Contact:

Phil Denning, ICR
646-277-1258
phil.denning@icrinc.com

Investor Contact:

Bruce Goldfarb, Chuck Garske and Teresa Huang
Okapi Partners
212-297-0720